Business combinations	12 Months Ended
Mar. 31, 2016
Business combinations

24.    Business combinations:

Acquisition of Lux e-shelter 1 S.a.r.l. (“e-shelter”)

On June 22, 2015, NTT Communications acquired 86.7% of the outstanding shares of e-shelter, a German data center services provider, for ¥98,096 million. The acquisition is intended to strengthen NTT’s ability to provide global seamless ICT solutions in response to the demand for cloud and data center services in Europe. This business combination has been accounted for by applying the acquisition method. The fair values of the assets acquired and liabilities assumed, as well as the resulting goodwill and redeemable noncontrolling interests recognized as of the acquisition date were ¥130,829 million, ¥91,427 million, ¥70,422 million and ¥11,728 million, respectively.

Certain disclosures such as pro forma information are not provided due to the immateriality of this business combination.

Acquisition of the Dell Services Division

On March 28, 2016, NTT DATA, through its subsidiary NTT Data International L.L.C., entered into a definitive agreement with Dell Inc. to acquire the Dell Services Division, a provider of cloud services, applications-related services and Business Process Outsourcing (“BPO”) services primarily based in North America. Pursuant to this agreement, NTT Data International L.L.C. plans to acquire 100% of the shares of three companies, including Dell Systems Corporation, as well as other IT service-related business from Dell Inc. for US$3,055 million during the fiscal year ending March 31, 2017.